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                                                                   EXHIBIT 10.18



                                    GUARANTY
                                TENNESSEE MINING

         THIS GUARANTY is made as of November 11, 1997, by Tennessee Mining, Inc. a Kentucky corporation ("Guarantor"), in favor of NationsBank of Texas, N.A., a national banking association, individually and as agent for Lenders, as such term is defined in the Credit Agreement of even date herewith described below (in such capacities "Agent").

                                    RECITALS:

         1. Addington Enterprises, Inc., a Kentucky corporation ("Addington"), entered into a Credit Agreement dated as of October 8, 1997 with Agent (the "Original Credit Agreement"), pursuant to which NationsBank made loans to Addington. Funds were advanced to Addington pursuant to that certain promissory note dated October 8, 1997 and executed by Addington in the original principal amount of $50,000,000 payable to the order of NationsBank (the "Original Promissory Note").

         2. As a condition precedent to Agent's obligations to advance funds pursuant to the Original Credit Agreement, Guarantor (then a wholly owned subsidiary of Addington) executed that certain Guaranty dated as of October 8, 1997 in favor of Agent (the "Original Guaranty").

         3. Contemporaneously with the execution and delivery hereof, Addington has sold a substantial portion of its assets, including but not limited to all of the outstanding capital stock of Guarantor, to AEI Holding Company, Inc., a Delaware corporation ("Borrower"), and Borrower has assumed substantially all of the outstanding indebtedness and obligations of Addington, including but not limited to all indebtedness and obligations of Addington owing to NationsBank and Agent under the Original Credit Agreement and the Original Promissory Note.

         4. Borrower, Agent, and Lenders have entered into that certain Credit Agreement of even date herewith, (herein, as from time to time amended, supplemented or restated, called the "Credit Agreement"), pursuant to which funds are to be advanced to Borrower under the Notes (as such term is defined below) which funds may be further advanced by Borrower to its Affiliates, including Guarantor. The Credit Agreement amended and restated the Original Credit Agreement in its entirety.

         5. Borrower has executed (i) that certain Promissory Note of even date herewith payable to the order of NationsBank in the original principal amount of $30,000,000 on or before the Maturity Date and (ii) that certain Promissory Note of even date herewith payable to the order of The Provident Bank in the original principal amount of $20,000,000 on or before the Maturity Date (such promissory notes, as from time to time amended, and all


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promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, being herein collectively called the "Notes"). The Notes renewed and extended the Original Promissory Note.

         6. It is a condition precedent to Lenders' obligations to advance funds pursuant to the Credit Agreement that Guarantor shall execute and deliver to Agent an amendment and restatement of the Original Guaranty.

         7. Borrower owns one hundred percent (100%) of the outstanding shares of stock of Guarantor.

         8. Borrower, Guarantor, and the other direct and indirect subsidiaries of Borrower are mutually dependent on each other in the conduct of their respective businesses under a holding company structure, with the credit needed from time to time by each often being provided by another or by means of financing obtained by one such affiliate with the support of the others for their mutual benefit and the ability of each to obtain such financing being dependent on the successful operations of the others.

         9. The board of directors of Guarantor has determined that Guarantor's execution, delivery and performance of this Guaranty may reasonably be expected to benefit Guarantor, directly or indirectly, and are in the best interests of Guarantor.

         NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Guarantor from Lenders' advances of funds to Borrower under the Credit Agreement, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Lenders to advance funds under the Credit Agreement, Guarantor hereby agrees with Agent, for the benefit of Agent and Lenders as follows:

                                   AGREEMENTS

         Section 1. Definitions. Reference is hereby made to the Credit Agreement for all purposes. All terms used in this Guaranty which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings when used herein. All references herein to any Obligation Document, Loan Document, or other document or instrument refer to the same as from time to time amended, supplemented or restated. As used herein the following terms shall have the following meanings:

         "Agent" means the Person who, at the time in question, is the "Agent" under the Credit Agreement. Whenever there is only one Lender under the Credit Agreement, "Agent" shall also refer to such Lender in such capacity as the only Lender.

         "Lenders" means NationsBank of Texas, N.A. and all other Persons who at any time are "Lenders" under the Credit Agreement.


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         "Obligations" means collectively all of the indebtedness, obligations, and undertakings which are guaranteed by Guarantor and described in subsections
(a) and (b) of Section 2.

         "Obligation Documents" means this Guaranty, the Notes, the Credit Agreement, the Loan Documents.

         "Obligors" means Borrower, Guarantor and any other endorsers, guarantors or obligors, primary or secondary, of any or all of the Obligations.

         "Security" means any rights, properties, or interests of Agent or Lenders, under the Obligation Documents or otherwise, which provide recourse or other benefits to Agent or Lenders in connection with the Obligations or the non-payment or non-performance thereof, including collateral (whether real or personal, tangible or intangible) in which Agent or Lenders have rights under or pursuant to any Obligation Documents, guaranties of the payment or performance of any Obligation, bonds, surety agreements, keep-well agreements, letters of credit, rights of subrogation, rights of offset, and rights pursuant to which other claims are subordinated to the Obligations.

         Section 2.  Guaranty.

         (a) Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to Agent and each Lender the prompt, complete, and full payment when due, and no matter how the same shall become due, of:

                  (i) the Notes, including all principal, all interest thereon and all other sums payable thereunder; and

                  (ii) All other sums payable under the other Obligation Documents, whether for principal, interest, fees or otherwise; and

                  (iii) Any and all other indebtedness or liabilities which Borrower may at any time owe to Agent or any Lender, whether incurred heretofore or hereafter or concurrently herewith, voluntarily or involuntarily, whether owed alone or with others, whether fixed, contingent, absolute, inchoate, liquidated or unliquidated, whether such indebtedness or liability arises by notes, discounts, overdrafts, open account indebtedness or in any other manner whatsoever, and including interest, attorneys' fees and collection costs as may be provided by law or in any instrument evidencing any such indebtedness or liability.

Without limiting the generality of the foregoing, Guarantor's obligations hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities of Borrower described above in this subsection (a), or below in the following subsection (b), which would be owed by Borrower but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving Borrower.


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         (b) Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to Agent and each Lender the prompt, complete and full performance, when due, and no matter how the same shall become due, of all obligations and undertakings of Borrower to Agent or such Lender under, by reason of, or pursuant to any of the Obligation Documents.

         (c) If Borrower shall for any reason fail to pay any Obligation, as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, Guarantor will, forthwith upon demand by Agent, pay such Obligation in full to Agent for the benefit of Agent or the Lender to whom such Obligation is owed. If Borrower shall for any reason fail to perform promptly any Obligation, Guarantor will, forthwith upon demand by Agent, cause such Obligation to be performed or, if specified by Agent, provide sufficient funds, in such amount and manner as Agent shall in good faith determine, for the prompt, full and faithful performance of such Obligation by Agent or such other Person as Agent shall designate.

         (d) If either Borrower or Guarantor fails to pay or perform any Obligation as described in the immediately preceding subsections (a), (b), or
(c) Guarantor will incur the additional obligation to pay to Agent, and Guarantor will forthwith upon demand by Agent pay to Agent, the amount of any and all expenses, including fees and disbursements of Agent's counsel and of any experts or agents retained by Agent, which Agent may incur as a result of such failure.

         (e) As between Guarantor and Agent or Lenders, this Guaranty shall be considered a primary and liquidated liability of Guarantor.

         (f) The obligations of Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state or federal law.

         Section 3.  Unconditional Guaranty.

         (a) No action which Agent or any Lender may take or omit to take in connection with any of the Obligation Documents, any of the Obligations (or any other indebtedness owing by Borrower to Agent or any Lender), or any Security, and no course of dealing of Agent or any Lender with any Obligor or any other Person, shall release or diminish Guarantor's obligations, liabilities, agreements or duties hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Agent or any Lender, regardless of whether any such action or inaction may increase any risks to or liabilities of Agent or any Lender or any Obligor or increase any risk to or diminish any safeguard of any Security. Without limiting the foregoing, Guarantor hereby expressly agrees that Agent and Lenders may, from time to time, without notice to or the consent of Guarantor, do any or all of the following:


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                  (i)   Amend, change or modify, in whole or in part, any one or
         more of the Obligation Documents and give or refuse to give any waivers or other indulgences with respect thereto.

                  (ii) Neglect, delay, fail, or refuse to take or prosecute any action for the collection or enforcement of any of the Obligations, to foreclose or take or prosecute any action in connection with any Security or Obligation Document, to bring suit against any Obligor or any other Person, or to take any other action concerning the Obligations or the Obligation Documents.

                  (iii) Accelerate, change, rearrange, extend, or renew the time, rate, terms, or manner for payment or performance of any one or more of the Obligations (whether for principal, interest, fees, expenses, indemnifications, affirmative or negative covenants, or otherwise).

                  (iv) Compromise or settle any unpaid or unperformed Obligation or any other obligation or amount due or owing, or claimed to be due or owing, under any one or more of the Obligation Documents.

                  (v) Take, exchange, amend, eliminate, surrender, release, or subordinate any or all Security for any or all of the Obligations, accept additional or substituted Security therefor, and perfect or fail to perfect Agent's or Lenders' rights in any or all Security.

                  (vi)  Discharge, release, substitute or add Obligors.

                  (vii) Apply all monies received from Obligors or others, or from any Security for any of the Obligations, as Agent or Lenders may determine to be in their best interest, without in any way being required to marshall Security or assets or to apply all or any part of such monies upon any particular Obligations.

         (b) No action or inaction of any Obligor or any other Person, and no change of law or circumstances, shall release or diminish Guarantor's obligations, liabilities, agreements, or duties hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Agent or any Lender. Without limiting the foregoing, the obligations, liabilities, agreements, and duties of Guarantor under this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any or all of the following from time to time, even if occurring without notice to or without the consent of
Guarantor:

                  (i) Any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, or composition of any Obligor or any other proceedings involving any Obligor or any of the assets of any Obligor under laws for the protection of debtors, or any discharge, impairment, modification, release, or


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limitation of the liability of, or stay of actions or lien enforcement proceedings against, any Obligor, any properties of any Obligor, or the estate in bankruptcy of any Obligor in the course of or resulting from any such proceedings.

                  (ii) The failure by Agent or any Lender to file or enforce a claim in any proceeding described in the immediately preceding subsection (i) or to take any other action in any proceeding to which any Obligor is a party.

                  (iii) The release by operation of law of any Obligor from any of the Obligations or any other obligations to Agent or any Lender.

                  (iv) The invalidity, deficiency, illegality, or unenforceability of any of the Obligations or the Obligation Documents, in whole or in part, any bar by any statute of limitations or other law of recovery on any of the Obligations, or any defense or excuse for failure to perform on account of force majeure, act of God, casualty, impossibility, impracticability, or other defense or excuse whatsoever.

                  (v) The failure of any Obligor or any other Person to sign any guaranty or other instrument or agreement within the contemplation of any Obligor, Agent or any Lender.

                  (vi) The fact that Guarantor may have incurred directly part of the Obligations or is otherwise primarily liable therefor.

                  (vii) Without limiting any of the foregoing, any fact or event (whether or not similar to any of the foregoing) which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release of or defense to a guarantor or surety other than the actual payment and performance by Guarantor under this Guaranty.

         (c) Agent and Lenders may invoke the benefits of this Guaranty before pursuing any remedies against any Obligor or any other Person and before proceeding against any Security now or hereafter existing for the payment or performance of any of the Obligations. Agent and Lenders may maintain an action against Guarantor on this Guaranty without joining any other Obligor therein and without bringing a separate action against any other Obligor.

         (d) If any payment to Agent or any Lender by any Obligor is held to constitute a preference or a voidable transfer under applicable state or federal laws, or if for any other reason Agent or any Lender is required to refund such payment to the payor thereof or to pay the amount thereof to any other Person, such payment to Agent or such Lender shall not constitute a release of Guarantor from any liability hereunder, and Guarantor agrees to pay such amount to Agent or such Lender on demand and agrees and acknowledges that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments. Any transfer by subrogation which is made as contemplated in Section 6 prior to any such payment or payments shall (regardless of the


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terms of such transfer) be automatically voided upon the making of any such payment or payments, and all rights so transferred shall thereupon revert to and be vested in Agent and Lenders.

         (e) This is a continuing guaranty and shall apply to and cover all Obligations and renewals and extensions thereof and substitutions therefor from time to time.

         Section 4. Waiver. Guarantor hereby waives, with respect to the Obligations, this Guaranty, and the other Obligation Documents:

         (a) notice of the incurrence of any Obligation by Borrower, and notice of any kind concerning the assets, liabilities, financial condition, creditworthiness, businesses, prospects, or other affairs of Borrower (it being understood and agreed that: (i) Guarantor shall take full responsibility for informing itself of such matters, (ii) neither Agent nor any Lender shall have any responsibility of any kind to inform Guarantor of such matters, and (iii) Agent and Lenders are hereby authorized to assume that Guarantor, by virtue of its relationships with Borrower which are independent of this Guaranty, has full and complete knowledge of such matters whenever Lenders extend credit to Borrower or take any other action which may change or increase Guarantor's liabilities or losses hereunder).

         (b) notice that Agent, any Lender, any Obligor, or any other Person has taken or omitted to take any action under any Obligation Document or any other agreement or instrument relating thereto or relating to any Obligation.

         (c) notice of acceptance of this Guaranty and all rights of Guarantor under ss.34.02 of the Texas Business and Commerce Code.

         (d) demand, presentment for payment, and notice of demand, dishonor, nonpayment, or nonperformance.

         (e) notice of intention to accelerate, notice of acceleration, protest, notice of protest, notice of any exercise of remedies (as described in the following Section 5 or otherwise), and all other notices of any kind whatsoever.

         Section 5. Exercise of Remedies. Agent, on behalf of Lenders, shall have the right to enforce, from time to time, in any order and at Agent's sole discretion, any rights, powers and remedies which Agent, on behalf of Lenders, may have under the Obligation Documents or otherwise, including judicial foreclosure, the exercise of rights of power of sale, the taking of a deed or assignment in lieu of foreclosure, the appointment of a receiver to collect rents, issues and profits, the exercise of remedies against personal property, or the enforcement of any assignment of leases, rentals, oil or gas production, or other properties or rights, whether real or personal, tangible or intangible; and Guarantor shall be liable to Agent, on behalf of Lenders, hereunder for any deficiency resulting from the exercise by Agent or any Lender of any such right or remedy even though any rights which Guarantor may have against Borrower or others may be destroyed or diminished by exercise of any


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such right or remedy. No failure on the part of Agent, on behalf of Lenders, to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights, powers and remedies of Agent, on behalf of Lenders, provided herein and in the other Obligation Documents are cumulative and are in addition to, and not exclusive of, any other rights, powers or remedies provided by law or in equity. The rights of Agent, on behalf of Lenders, hereunder are not conditional or contingent on any attempt by Agent or any Lender to exercise any of its rights under any other Obligation Document against any Obligor or any other Person.

         Section 6. Limited Subrogation. Until all of the Obligations have been paid and performed in full Guarantor shall have no right to exercise any right of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against or to any Obligor or any Security in connection with this Guaranty (including any right of subrogation under ss.34.04 of the Texas Business and Commerce Code), and Guarantor hereby waives any rights to enforce any remedy which Guarantor may have against Borrower and any right to participate in any Security until such time. If any amount shall be paid to Guarantor on account of any such subrogation or other rights, any such other remedy, or any Security at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of Agent, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to Agent to be held by Agent as collateral for, or then or at any time thereafter applied in whole or in part by Agent against, all or any portion of the Obligations, whether matured or unmatured, in such order as Agent shall elect. If Guarantor shall make payment to Agent of all or any portion of the Obligations and if all of the Obligations shall be finally paid in full, Agent will, at Guarantor's request and expense, execute and deliver to Guarantor (without recourse, representation or warranty) appropriate documents necessary to evidence the transfer by subrogation to Guarantor of an interest in the Obligations resulting from such payment by Guarantor; provided that such transfer shall be subject to Section 3(d) above and that without the consent of Agent (which Agent may withhold in its discretion) Guarantor shall not have the right to be subrogated to any claim or right against any Obligor which has become owned by Agent or any Lender, whose ownership has otherwise changed in the course of enforcement of the Obligation Documents, or which Agent otherwise has released or wishes to release from its Obligations.

         Section 7. Successors and Assigns. Guarantor's rights or obligations hereunder may not be assigned or delegated, but this Guaranty and such obligations shall pass to and be fully binding upon the successors of Guarantor, as well as Guarantor. This Guaranty shall apply to and inure to the benefit of Agent and Lenders and their successors or assigns. Without limiting the generality of the immediately preceding sentence, Agent and each Lender may assign, grant a participation in, or otherwise transfer any Obligation held by it or any portion thereof, and Agent and each Lender may assign or otherwise transfer its rights or any portion thereof under any Obligation Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to Agent or such


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Lender hereunder unless otherwise expressly provided by Agent or such Lender in connection with such assignment or transfer.

         Section 8. Offset. Guarantor hereby grants to Lenders a right of offset to secure the payment of the Obligations and Guarantor's obligations and liabilities hereunder, which right of offset shall be upon any and all monies, securities and other property (and the proceeds therefrom) of Guarantor now or hereafter held or received by or in transit to Agent or any Lender from or for the account of Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special), credits and claims of Guarantor at any time existing against Agent or any Lender. Upon the occurrence of any Default or Event of Default Agent and each Lender is hereby authorized at any time and from time to time, without notice to Guarantor, to offset, appropriate and apply any and all items hereinabove referred to against the Obligations and Guarantor's obligations and liabilities hereunder irrespective of whether or not Agent or such Lender shall have made any demand under this Guaranty and although such obligations and liabilities may be contingent or unmatured. Agent and each Lender agrees promptly to notify Guarantor after any such offset and application made by Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such offset and application. The rights of Agent and each Lender under this section are in addition to, and shall not be limited by, any other rights and remedies (including other rights of offset) which Agent and Lenders may have.

         Section 9. Representations and Warranties. Guarantor hereby represents and warrants to Agent and each Lender as follows:

         (a) The Recitals at the beginning of this Guaranty are true and correct in all respects.

         (b) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation as set forth in the Recitals to this Guaranty; and Guarantor has all requisite power and authority to execute, deliver and perform this Guaranty.

         (c) The execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary corporate action and do not and will not contravene its certificate or articles of incorporation or bylaws.

         (d) The execution, delivery and performance by Guarantor of this Guaranty do not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting Guarantor or any of its Affiliates or properties, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

         (e) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or third party is required for the due execution, delivery and performance by Guarantor of this Guaranty.


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         (f) This Guaranty is a legal, valid and binding obligation of
Guarantor, enforceable against Guarantor in accordance with its terms except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.

         (g) There is no action, suit or proceeding pending or, to the knowledge of Guarantor, threatened against or otherwise affecting Guarantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which may materially and adversely affect Guarantor's financial condition or its ability to perform its obligations hereunder.

         (h) The direct or indirect value of the consideration received and to be received by Guarantor in connection herewith is reasonably worth at least as much as the liability and obligations of Guarantor hereunder, and the incurrence of such liability and obligations in return for such consideration may reasonably be expected to benefit Guarantor, directly or indirectly.

         (i) Guarantor is not "insolvent" on the date hereof (that is, the sum of Guarantor's absolute and contingent liabilities, including the Obligations, does not exceed the fair market value of Guarantor's assets). Guarantor's capital is adequate for the businesses in which Guarantor is engaged and intends to be engaged. Guarantor has not incurred (whether hereby or otherwise), nor does Guarantor intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature.

         (j) All balance sheets, earning statements, financial data and other information concerning Guarantor which have been furnished to Agent and each Lender to induce it to accept this Guaranty (or otherwise furnished to Agent and each Lender in connection with the transactions contemplated hereby or associated herewith) fairly represent the financial condition of Guarantor as of the dates and the results of Guarantor's operations for the periods for which the same are furnished. None of such balance sheets, earnings and cash flow statements, financial data and other information contains any untrue statement of a material fact or omits to state any material fact which is necessary to make any statements contained therein not misleading.

         Section 10. No Oral Change. No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by Guarantor and Lenders, and no waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall be effective unless it is in writing and signed by Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 11. Invalidity of Particular Provisions. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.


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         Section 12. Headings and References. The headings used herein are for purposes of convenience only and shall not be used in construing the provisions hereof. The words "this Guaranty," "this instrument," "herein," "hereof," "hereby" and words of similar import refer to this Guaranty as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the subdivisions hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

         Section 13. Term. This Guaranty shall be irrevocable until all of the Obligations have been completely and finally paid and performed, no Lender has any obligation to make any loans or other advances to Borrower, and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Obligation Documents have been completely performed, and this Guaranty is thereafter subject to reinstatement as provided in Section 3(d). All extensions of credit and financial accommodations heretofore or hereafter made by Agent or Lenders to Borrower shall be conclusively presumed to have been made in acceptance hereof and in reliance hereon.

         Section 14. Notices. Any notice or communication required or permitted hereunder shall be given as provided in the Credit Agreement.

         Section 15. Limitation on Interest. Agent, Lenders and Guarantor intend to contract in strict compliance with applicable usury law from time to time in effect, and the provisions of the Credit Agreement limiting the interest for which Guarantor is obligated are expressly incorporated herein by reference.

         Section 16. Loan Document. This Guaranty is a Loan Document, as defined in the Credit Agreement, and is subject to the provisions of the Credit Agreement governing Loan Documents. Guarantor hereby approves all provisions of the Credit Agreement and the other Loan Documents and ratifies and confirms any provisions thereof which relate to Guarantor.

         Section 17. Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same Guaranty.

         SECTION 18. GOVERNING LAW; SUBMISSION TO PROCESS. (I) THIS GUARANTY SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. GUARANTOR HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST GUARANTOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF
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TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF TEXAS AS
LENDER PARTIES MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, GUARANTOR ACCEPTS AND CONSENTS FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS, AND FURTHER AGREES TO A TRANSFER OF ANY SUCH PROCEEDING TO A FEDERAL COURT SITTING IN THE STATE OF TEXAS TO THE EXTENT THAT IT HAS SUBJECT MATTER JURISDICTION, AND OTHERWISE TO A STATE COURT IN TEXAS. GUARANTOR WAIVES ANY RIGHT TO STAY OR TO DISMISS ANY ACTION OR PROCEEDING BROUGHT BEFORE SAID COURTS ON THE BASIS OF FORUM NON CONVENIENS. IN FURTHERANCE OF THE FOREGOING, GUARANTOR HEREBY DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, 350 NORTH ST. PAUL STREET, DALLAS, TEXAS 75201, AS AGENT OF GUARANTOR TO RECEIVE SERVICE OF ALL PROCESS BROUGHT AGAINST GUARANTOR WITH RESPECT TO ANY SUCH PROCEEDING IN ANY SUCH COURT IN TEXAS, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY GUARANTOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. COPIES OF ANY SUCH PROCESS SO SERVED SHALL ALSO, IF PERMITTED BY LAW, BE SENT BY REGISTERED MAIL TO GUARANTOR AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT, BUT THE FAILURE OF GUARANTOR TO RECEIVE SUCH COPIES SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS AS AFORESAID. GUARANTOR SHALL FURNISH TO LENDER PARTIES A CONSENT OF CT CORPORATION SYSTEM AGREEING TO ACT HEREUNDER PRIOR TO THE EFFECTIVE DATE OF THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER PARTIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER PARTIES TO BRING PROCEEDINGS AGAINST GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. GUARANTOR SHALL NOT REVOKE SUCH APPOINTMENT BUT IF FOR ANY REASON CT CORPORATION SYSTEM SHALL RESIGN OR OTHERWISE CEASE TO ACT AS GUARANTOR'S AGENT, GUARANTOR HEREBY IRREVOCABLY AGREES TO (A) IMMEDIATELY DESIGNATE AND APPOINT A NEW AGENT ACCEPTABLE TO AGENT TO SERVE IN SUCH CAPACITY AND, IN SUCH EVENT, SUCH NEW AGENT SHALL BE DEEMED TO BE SUBSTITUTED FOR CT CORPORATION SYSTEM FOR ALL PURPOSES HEREOF AND (B) PROMPTLY DELIVER TO LENDER PARTIES THE WRITTEN CONSENT (IN FORM AND SUBSTANCE SATISFACTORY TO AGENT) OF SUCH NEW AGENT AGREEING TO SERVE IN SUCH CAPACITY.

         (II) GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO

CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES", AS DEFINED BELOW,
(C) CERTIFIES THAT NEITHER IT NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR GUARANTOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH GUARANTOR HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO AGENT OR LENDERS.

         Section 19. Amendment and Restatement. This Guaranty amends and restates in its entirety the Original Guaranty, and all of the terms hereof shall supersede the terms and provisions thereof.

         THIS WRITTEN GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first written above.

                                            TENNESSEE MINING, INC.



                                            By:       /s/ John Lynch
                                               -------------------------------
                                               Name:  John Lynch
                                               Title: Vice President



                                            NATIONSBANK OF TEXAS, N.A.



                                            By:       /s/ Denise A. Smith
                                               -------------------------------
                                               Name:  Denise A. Smith
                                               Title: SVP